UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
September 23, 2022
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COUPANG, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
720 Olive Way, Suite 600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 333-3839
(Registrant’s telephone number, including area code)
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Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2022, the Board of Directors of Coupang, Inc. (the “Company”) appointed Jonathan Lee to serve as Chief Accounting Officer and principal accounting officer, effective September 26, 2022. Mr. Lee succeeds Michael Parker, who is now the Company’s Vice President, Investor Relations.

Mr. Lee, age 44, is a finance executive with over 20 years of international experience in the insurance and financial services industry. Since April 2021, Mr. Lee has served as Chief Accounting Officer at Trinet Group Inc. (“Trinet”) a payroll and benefits administration company, and prior to that role, he was Corporate Controller at Trinet from April 2019. Previously, Mr. Lee served as Senior Vice President, Deputy Chief Financial Officer at Arch Capital Services, a subsidiary of global insurance provider Arch Capital Group Ltd, from August 2017 through March 2019.

In connection with his appointment, Mr. Lee will receive a base salary of USD $350,000.00, subject to annual adjustment. Mr. Lee will be eligible for an annual incentive and long-term compensation in accordance with applicable Company policy or programs. For fiscal 2022, Mr. Lee will receive restricted stock units with a grant date fair value of USD $1,836,000 vesting over four years. He will also receive a long-term cash incentive target award of USD $1,262,800 vesting over two years as long as he remains in continuous service for the Company during that time period.

Mr. Lee will be eligible to participate in employee benefit plans and programs generally available to the Company’s employees, including the Company’s health insurance. Mr. Lee will also be subject to the executive severance policy and eligible to receive additional benefits provided under the Company’s executive benefits policy and certain relocation benefits from the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG, INC. (REGISTRANT)

By:	/s/ Harold Rogers
Harold Rogers
General Counsel and Chief Administrative Officer

Date: September 28, 2022